Use of Special Purpose Entities and Variable Interest Entities	12 Months Ended
Dec. 31, 2021
Use Of Special Purpose Entities And Variable Interest Entities
Use of Special Purpose Entities and Variable Interest Entities	Use of Special Purpose Entities and Variable Interest Entities

A Special Purpose Entity (“SPE”) is an entity designed to fulfill a specific limited need of the company that organized it.  SPEs are often used to facilitate transactions that involve securitizing financial assets or re-securitizing previously securitized financial assets.  The objective of such transactions may include obtaining non-recourse financing, obtaining liquidity or refinancing the underlying financial assets on improved terms.  Securitization involves transferring assets to a SPE to convert all or a portion of those assets into cash before they would have been realized in the normal course of business, through the SPE’s issuance of debt or equity instruments.  Investors in a SPE usually have recourse only to the assets in the SPE and, depending on the overall structure of the transaction, may benefit from various forms of credit enhancement such as over-collateralization in the form of excess assets in the SPE, priority with respect to receipt of cash flows relative to holders of other debt or equity instruments issued by the SPE, or a line of credit or other form of liquidity agreement that is designed with the objective of ensuring that investors receive principal and/or interest cash flow on the investment in accordance with the terms of their investment agreement.

The Company has entered into several financing transactions that resulted in the Company consolidating as VIEs the SPEs that were created to facilitate these transactions. See Note 2(p) for a discussion of the accounting policies applied to the consolidation of VIEs and transfers of financial assets in connection with financing transactions.

The Company has engaged in loan securitizations primarily for the purpose of obtaining improved overall financing terms as well as non-recourse financing on a portion of its residential whole loan portfolio. Notwithstanding the Company’s participation in these transactions, the risks facing the Company are largely unchanged as the Company remains economically exposed to the first loss position on the underlying assets transferred to the VIEs.

Loan Securitization Transactions

The following table summarizes the key details of the Company’s loan securitization transactions currently outstanding as of December 31, 2021 and 2020:

(Dollars in Thousands)	December 31, 2021		December 31, 2020
Aggregate unpaid principal balance of residential whole loans sold	$3,984,355		$2,232,561
Face amount of Senior Bonds issued by the VIE and purchased by third-party investors	$3,667,790		$1,862,068
Outstanding amount of Senior Bonds, at carrying value	$1,334,342	(1)	$645,027	(1)
Outstanding amount of Senior Bonds, at fair value	$1,316,131		$869,482
Outstanding amount of Senior Bonds, total	$2,650,473		$1,514,509
Weighted average fixed rate for Senior Bonds issued	1.58%	(2)	2.11%	(2)
Weighted average contractual maturity of Senior Bonds	36 years	(2)	41 years	(2)
Face amount of Senior Support Certificates received by the Company (3)	$283,930		$268,548
Cash received	$3,682,082		$1,853,408

(1)Net of $6.8 million and $3.2 million of deferred financing costs at December 31, 2021 and 2020, respectively.
(2)At December 31, 2021 and 2020, $329.0 million and $568.7 million, respectively, of Senior Bonds sold in securitization transactions contained a contractual coupon step-up feature whereby the coupon increases by either 100 or 300 basis points or more at 36 months from issuance if the bond is not redeemed before such date.
(3)Provides credit support to the Senior Bonds sold to third-party investors in the securitization transactions.

During the years ended December 31, 2021 and 2020, the Company issued Senior Bonds with a current face of $2.4 billion and $1.3 billion to third-party investors for proceeds of $2.4 billion and $1.3 billion, respectively, before offering costs and accrued interest. The Senior Bonds issued by the Company during the years ended December 31, 2021 and 2020 are included in “Financing agreements, at carrying value” and “Financing agreements, at fair value” on the Company’s consolidated balance sheets (see Note 6).

As of December 31, 2021 and 2020, as a result of the transactions described above, securitized loans of approximately $3.0 billion and $1.8 billion are included in “Residential whole loans” and REO with a carrying value of approximately $35.4 million and $49.5 million are included in “Other assets” on the Company’s consolidated balance sheets, respectively. As of
December 31, 2021 and 2020, the aggregate carrying value of Senior Bonds issued by consolidated VIEs was $2.7 billion and $1.5 billion, respectively.  These Senior Bonds are disclosed as “Securitized debt” and are included in Financing agreements on the Company’s consolidated balance sheets.  The holders of the securitized debt have no recourse to the general credit of the Company, but the Company does have the obligation, under certain circumstances, to repurchase assets from the VIE upon the breach of certain representations and warranties with respect to the residential whole loans sold to the VIE.  In the absence of such a breach, the Company has no obligation to provide any other explicit or implicit support to any VIE.

The Company concluded that the entities created to facilitate the loan securitization transactions are VIEs.  The Company completed an analysis of whether each VIE created to facilitate the securitization transactions should be consolidated by the Company, based on consideration of its involvement in each VIE, including the design and purpose of the SPE, and whether its involvement reflected a controlling financial interest that resulted in the Company being deemed the primary beneficiary of each VIE.  In determining whether the Company would be considered the primary beneficiary, the following factors were assessed:

•whether the Company has both the power to direct the activities that most significantly impact the economic performance of the VIE;  and
•whether the Company has a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE.

Based on its evaluation of the factors discussed above, including its involvement in the purpose and design of the entity, the Company determined that it was required to consolidate each VIE created to facilitate the loan securitization transactions.

Residential Whole Loans and REO (including Residential Whole Loans and REO transferred to consolidated VIEs)
Included on the Company’s consolidated balance sheets as of December 31, 2021 and 2020 are a total of $7.9 billion and $5.3 billion, respectively, of residential whole loans. These assets, excluding certain loans originated and held by Lima One, and certain of the Company’s REO assets, are directly owned by certain trusts established by the Company to acquire the loans and entities established in connection with the Company’s loan securitization transactions. The Company has assessed that these entities are required to be consolidated (see Notes 3 and 5(a)).